Rule 497(k)

Registration Nos. 333-33607 and 811-08333

NUVEEN SANTA BARBARA DIVIDEND GROWTH FUND

SUPPLEMENT DATED JULY 1, 2010

TO THE SUMMARY PROSPECTUS DATED NOVEMBER 30, 2009

Effective July 1, 2010, the fund’s management fees have been lowered and the fund’s fee waiver and expense reimbursement arrangements have been modified. Consequently, the sections entitled “Fees and Expenses of the Fund—Annual Fund Operating Expenses” and “Fees and Expenses of the Fund—Example” are hereby replaced in their entirety with the following:

Annual Fund Operating Expenses1

(expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class B		Class C		Class R3		Class I
Management Fees	0.69%		0.69%		0.69%		0.69%		0.69%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%		0.50%		—
Other Expenses	0.66%		0.58%		0.60%		0.89%		0.61%
Total Annual Fund Operating Expenses	1.60%		2.27%		2.29%		2.08%		1.30%
Fee Waivers and Expense Reimbursements[2]	(0.35%	)	(0.27%	)	(0.29%	)	(0.58%	)	(0.30%	)
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.25%		2.00%		2.00%		1.50%		1.00%
1	The fund’s operating expenses have been restated to reflect a reduction in management fees and a change in the fund’s fee waiver and expense reimbursement arrangements, effective as of July 1, 2010, as if such changes had been in effect during the fiscal year ended July 31, 2009. The information has been restated to better reflect anticipated expenses of the fund.
2	The investment adviser has agreed to waive fees and reimburse expenses through November 30, 2011 so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.00% (1.25% after November 30, 2011) of the average daily net assets of any class of fund shares. The expense limitation expiring November 30, 2011, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the fund.

Example

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses are at the applicable expense limitation. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption					No Redemption
	A	B	C	R3	I	A	B	C	R3	I
1 Year	$695	$603	$203	$153	$102	$695	$203	$203	$153	$102
3 Years	$989	$969	$669	$516	$361	$989	$669	$669	$516	$361
5 Years	$1,314	$1,272	$1,172	$915	$652	$1,314	$1,172	$1,172	$915	$652
10 Years	$2,234	$2,368	$2,557	$2,033	$1,480	$2,234	$2,368	$2,557	$2,033	$1,480

PLEASE KEEP THIS WITH YOUR FUND’S SUMMARY PROSPECTUS FOR FUTURE REFERENCE

MGN-SBDIV-0710P